Exhibit 10.53

SECOND AMENDMENT TO SENIOR SECURED LOAN AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED LOAN AGREEMENT (this “Amendment”) is made and entered into as of July 27, 2023 (the “Second Amendment Effective Date”) by and among, on the one hand, ATHENA BITCOIN GLOBAL, ATHENA BITCOIN, INC., ATHENA HOLDINGS EL SALVADOR SA DE CV (collectively, the “Borrower Parties”) and, on the other hand, KGPLA HOLDINGS LLC, its successors and/or assigns (the “Lender”, and together with the Borrower Parties, each a “Party” and, collectively, the “Parties”), amending that certain Senior Secured Loan Agreement dated May 15, 2023 (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, the Parties entered into the Loan Agreement, which remains in full force and effect; and

WHEREAS, the Parties desire to amend the Loan Agreement in respect of certain post-Closing covenants of the Borrower, as set forth in this Amendment, pursuant to and as permitted under Section 8.02(b) of the Loan Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows

1.              Recitals. The preamble and recitals contained hereinabove are true and correct and are made a part hereof.

2.             Amendments.

(a)                 The definition of “Minimum Total Cash Liquidity” in Section 1.01 of the Loan Agreement is hereby amended and replaced in its entirety as follows:

“‘Minimum Total Cash Liquidity” means at least US$1,000,000 plus the aggregate amount of principal outstanding under the Loans, including the Term Loan and all Revolving Credit Loans, at any time, of cash including cash in machine, cash in transit, cash in hand, deposited cash and any other cash assets, for both inventory, operations and any other uses, of the Borrower, exclusive of and not including the Borrower’s crypto holdings, in the Borrower’s possession and control at any time while any Obligations remaining outstanding under this Agreement, and not subject to any superior lien or encumbrance to that of the Lender’s liens under the Loan Documents.

(b)                 Section 7.01(l) of the Loan Agreement (with reference to the First Amendment dated June 6, 2023 (the “First Amendment”)) is hereby amended by adding the following provision at the end thereof:

“; provided that, and notwithstanding the foregoing, no Event of Default will be deemed to have occurred under this Section 7.01(l) for the Borrower’s failure to obtain a Currency-in-Transit Agreement for any carrier(s) as long as the total aggregate amount of Cash Collateral handled by those carrier(s) from whom the Borrower has failed to obtain a Currency-in-Transit Agreement does not exceed $250,000 collectively in any one full calendar month period.”

3.              No Other Amendment. Except as modified by this Amendment, the Loan Agreement (including its First Amendment) and all other Loan Documents will remain in full force and effect in all respects without any modification.

4.              Governing Law. This Amendment is governed by and must be construed in accordance with the laws of the State of Florida, without giving effect to any conflicts of law principles.

5.              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail or other transmission method, and may bear signatures affixed through .pdf or other software including without limitation any electronic signature platform complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com); any counterpart so delivered shall be deemed to have been duly and validly executed and delivered and shall be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED LOAN AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed and delivered by the Parties as of the Second Amendment Effective Date.

LENDER:

KGPLA HOLDINGS LLC

By: _________________________
Name: Jason Lu
Title: Manager

BORROWER PARTIES:

ATHENA BITCOIN GLOBAL

By: _________________________
Name: Matias Goldenhorn
Title: CEO

ATHENA BITCOIN, INC.

By: ___________________________
Name: Matias Goldenhorn
Title: President

ATHENA HOLDINGS EL SALVADOR SA
DE CV

By: ___________________________
Name: Carlos Miguel Rivas
Title: Legal Representative

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